April 2014 Investor Presentation Contact: Jon Faulkner CFO The Dixie Group Phone: 706-876-5814 jon.faulkner@dixiegroup.com Exhibit 99.1

• Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2 Forward Looking Statements The Dixie Group, Inc.

• Began operations in 1920 • Transitioned from textiles to floorcovering in 1990’s – now 100% floorcovering • Refined focus on upper-end markets in 2004 • For over 90 years we have focused on specialized products • Traditionally we have outperformed the industry and expect to do so in the future 3 Dixie History

Dixie Today • Commitment to brands in the upper- end market with strong growth potential • Diversified between Commercial and Residential markets • Diversified customer base (TTM Basis) – Top 10 carpet customers • 17% of sales – Top 20 carpet customers • 20% of sales 4

New and Existing Home Sales Seasonally Adjusted Annual Rate New 1,000 Existing 1,000 Source: National Association of Realtors (existing) and census.gov/const/c25 (new). 5 3,000 3,500 4,000 4,500 5,000 5,500 250 300 350 400 450 500 550 600 Jan '10 July Jan '11 July Jan '12 July Jan '13 Jul Jan '14 • “There really should be stronger levels of home sales given our population growth. In contrast, price growth is rising faster than historical norms because of inventory shortages.” • “With ongoing job creation and some weather delayed shopping activity, home sales should pick up, especially if inventory continues to improve and mortgage interest rates rise only modestly.” Lawrence Yun, Chief Economist National Association of Realtors April 22, 2014

6 Residential Remodeling Harvard Study Leading Indicator of Remodeling Activity

7 2014 GDP growth in the second quarter should bounce back to a rate of 2.5% to 3%, from a weather-related and inventory slowdown in the first quarter. Economic activity is still on track to grow 2.7% or better for the year. Kiplinger’s April 3, 2014 The Industry versus GDP

Residential and Commercial Fixed Investment 8 Rebound in residential activity Rebound in commercial activity 2013 showed a strong rebound in growth; We expect 2014 to continue this trend 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 1 9 69 Q 1 1 9 70 Q 1 1 9 71 Q 1 1 9 7 2 Q 1 1 9 73 Q 1 1 9 74 Q 1 1 9 75 Q 1 1 9 76 Q 1 1 9 77 Q 1 1 9 78 Q 1 1 9 79 Q 1 1 9 8 0 Q 1 1 9 81 Q 1 1 9 82 Q 1 1 9 83 Q 1 1 9 84 Q 1 1 9 85 Q 1 1 9 86 Q 1 1 9 87 Q 1 1 9 8 8 Q 1 1 9 89 Q 1 1 9 90 Q 1 1 9 91 Q 1 1 9 92 Q 1 1 9 93 Q 1 1 9 94 Q 1 1 9 95 Q 1 1 9 9 6 Q 1 1 9 97 Q 1 1 9 98 Q 1 1 9 99 Q 1 2 0 00 Q 1 2 0 01 Q 1 2 0 02 Q 1 2 0 03 Q 1 2 0 0 4 Q 1 2 0 05 Q 1 2 0 06 Q 1 2 0 07 Q 1 2 0 08 Q 1 2 0 09 Q 1 2 0 10 Q 1 2 0 11 Q 1 2 0 1 2 Q 1 2 0 13 Q 1 Fixed Investment as % of GDP (U.S.Dept. of Commerce) Residential Fixed Investment % of GDP Residential 44 Yr Average Comercial Structures Fixed Investment as % of GDP Commercial 44 Yr Average

9 Consumer Sentiment Conference Board March 2014:  “Consumer confidence improved in March, as expectations for the short-term outlook bounced back from February’s decline. “  “Overall, consumers expect the economy to continue improving and believe it may even pick up a little steam in the months ahead.” Lynn Franco, Director of The Conference Board Consumer Research Center 1966 = 100

The Stock Market 10 April 2014 The stock market has rebounded beyond pre- recession levels 2014 has had a slight pullback but appears to be on a more stable track of steady growth However, the market is still subject to macro events: Job growth, US policies, China, Ukraine

The Industry as compared to The Dixie Group 11 Source: U.S. Bureau of Economic Analysis and Company estimates

2012 U.S. Carpet Manufacturers 12 Source: Floor Focus – includes carpet as broadloom and modular tile, excludes rug sales Carpet Leaders Dollars in Millions % Total Shaw (Berkshire Hathaway) $ 2,996 38.7% Residential & Commercial Mohawk (MHK) $ 1,869 24.2% Residential & Commercial Beaulieu (Private) $ 625 8.1% Residential & Commercial Interface (TILE) $ 421 5.4% Commercial Only Engineered Floors (Private) $ 285 3.7% Residential Only Dixie (DXYN) $ 266 3.4% Residential & Commercial Other $ 1,317 16.5% Residential & Commercial Market $ 7,656 100.0%

U.S. TTM Q1 2014 Carpet Market 13 Sales $10.2 Billion Source: Floor Focus – Broadloom & Carpet Tile and Dixie Group estimate Dixie versus the Industry Dixie plus Atlas TTM Q1 2014 on a Pro Forma basis

Carpet Dollar Sales Indexed to 2009 14

Carpet Unit Sales Indexed to 2009 15

Industry Positioning The Dixie Group 16 • Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up to date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven

Residential Market Positioning The Dixie Group 17 BROADLOOM RESIDENTIAL SALES = $7.0 Billion (2012 $’s) T O T A L M A R K E T : S QUA R E Y A R DS OR S AL E S DO L L A R S ESTIMATED TOTAL WHOLESALE MARKET FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS Positioning of Dixie Brands by Price Point Segment (Over $20 per SQ YD) Dixie Home Fabrica INDUSTRY AVERAGE PRICE/ SQ YD $0 $14 $21 $28 $35 $42 $49 Note: Industry average price is based on sales reported through industry sources. Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc. $8 Masland

Dixie Group High-End Residential Sales All Brands 18 Sales by Brand for TTM Q1 2014

Dixie Group High-End Residential Sales All Brands 19 Sales by Channel for TTM Q1 2014

DIXIE HOME

THE DIXIE GROUP



- Well-styled moderate to upper priced residential broadloom line
  - Known for differentiated pattern and color selection
- Dixie provides a "full line" to retailers
  - Sells Specialty and Mass Merchant retailers
- Growth initiatives
  - Stainmaster® Tru Soft TM Fiber Technology
  - Stainmaster® SolarMax ® Fiber Technology
  - Durasilk Polyester

20

• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 27% of sales directly involve a designer • Hand crafted and imported rugs • Growth initiative – Stainmaster® TruSoft™ Fiber Technology – Wool products in both tufted and woven constructions 21

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 39% of sales directly involve a designer • Hand crafted and imported rugs • Growth initiatives – Stainmaster® TruSoft™ Fiber Technology – Fabrica Permaset dyeing process “unlimited color selection in wool” 22

Commercial Market Positioning The Dixie Group 23 • We focus on the “high end specified soft floorcovering contract market” • We have positioned our brands to serve this market through: – Our Masland Contract division • Broad product line for diverse commercial markets through a direct sales model – Our Avant division • Corporate focus using a multi- line sales agent based model – Our Masland Residential sales force • Sells “main street commercial” through retailers

• Premium brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base – Delta Air Lines, Best Buy, Club Corp • Growth initiative – SPEAK and FIT collections – Desso Air Master product line – Desso Masland Hospitality joint venture 24

25 Sales by Channel for TTM Q1 2014 Channels: Interior Design Specifier and Commercial End User

• Atlas is our newest brand • Dedicated to servicing the architect and designer for finer goods • Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings • With state-of-the-art tufting machines Atlas can quickly manufacture custom running line products 26

$331 $321 $283 $205 $231 $270 $266 $345 $372 2006 2008 2010 2012 Q1 2014 Seasonally Adjusted Net Sales (millions) 27 Dixie Group Sales $ in millions

Sales & Operating Income $ in millions 28 Note: Non-GAAP reconciliation starting on slide 32 Y 2009 Y 2010 Y 2011 Y 2012 Y 2013 YTD 2014 Net Sales 203 231 270 266 345 85 Net Income (Loss) (42.2) (4.7) 1.0 (0.9) 5.3 3.3 Non-GAAP Adjusted Op. Income (8.4) (1.0) 5.1 3.5 16.1 (0.9) Non-GAAP Adjusted EBITDA 5.3 10.3 14.5 13.2 26.3 2.1 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Net Sales 71.1 75.4 83.6 90.2 95.8 85.3 Net Income (Loss) (0.4) 0.6 1.6 1.4 1.6 3.3 Non-GAAP Adjusted Op. Income 1.3 3.1 4.7 4.6 3.7 (0.9) Non-GAAP Adjusted EBITDA 3.5 5.7 7.2 7.3 6.1 2.1 Management estimates the impact of severe weather was $1.1 million in the first quarter of 2014

- Operationally we did not perform up to expectations: - The bad weather early in the quarter impacted operations - The slow startup of our Colormaster upgrade increased our costs - One time costs associated with acquisition and joint venture - We did not perform as well operationally and had excess cost - Immediately we have implemented stricter cost controls - We have accelerated transition of production to lower cost facilities - Moved yarn production in house to run our facility full - More tufting production brought in house to lower fixed overhead - More products routed through lower cost Colormaster dyeing - Move skein dye products to lower cost continuous yarn dyeing - We have implemented tighter procedures to improve material yields • Commercial product sales increased 9.6% versus prior year, ex. Atlas • Residential product sales increased 9.4% versus prior year 29 Current Business Conditions First quarter 2014 activity

30 Current Business Conditions 2014 Initiatives • We will consolidate our distribution facilities and streamline our operations in 2014 & 15 in a $2.4 million restructuring plan to lower operating and lease costs and reduce excess freight and waste • We will consolidate the Atlas dye house in 2014 and further integrate Atlas operations in 2015 to lower cost and improve utilization in a $1.5 million restructuring plan • Signed a distribution agreement to offer Desso Air Master / Sound Master health and welfare collections • Launched a joint venture with Desso to service the hospitality marketplace with a combined woven / tufted offering • We acquired Atlas Carpet Mills, a premium supplier to the specified commercial marketplace

Outlook for 2014 The housing & commercial markets have strengthened: • The residential housing markets are continuing their momentum • Commercial market is forecasted to improve (AIA forecast) • Positive market reception to our new products:  Masland and Fabrica Wool Collections continued growth  New Stainmaster® PetProtect™ and TruSoft™ products  New modular tile SPEAK and FIT office remodel collections  New MILESTONE senior living collection • Expanding and leveraging our residential and commercial sales forces • Stainmaster ® partnership to expand retail coverage • Our upper-end customer is more confident • We grew nearly 30% in 2013 with momentum in all market segments • Order entry of carpet products for Q2 to date over 15%, ex. Atlas • Sales of carpet products for Q2 to date over 13%, ex. Atlas and 25% including Atlas Carpet Mills. 31

Non-GAAP Information 33 Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company defines Adjusted Operating Income as Operating Income plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 2) The Company defines Adjusted EBIT as net income plus taxes and plus interest. (Note 3) The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined and plus other (income) expense - net. (Note 4) The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures net of asset sales. The change in net working capital is the change in current assets less current liabilities between periods. (Note 5) The company defines Adjusted Net Income as net income plus loss from discontinued operations, net of tax plus facility consolidation and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined, all tax effected. (Note 6) Due to rounding, totals of the quarterly information for each of the years reflected may not necessarily equal the annual totals.

34 Non-GAAP Gross Profit Q1 2013 Q1 2014 Net Sales 75,440 85,313 Gross profit 18,412 18,007 Plus: Colormaster Expansion 1,036 445 Plus: Machine Tufted Rug Expansion 157 - Plus: Eton Tufting Facility Startup 110 - Adjusted gross profit 19,715 18,452 Gross profit margin as % of net sales 24.4% 21.1% Adjusted gross profit margin as a % of net sales 26.1% 21.6% Management estimate of impact of severe weather - 1,100 Non-GAAP Operating Income Net Sales 75,440 85,313 Operating Income 1,677 (2,469) Plus: Colormaster Expansion 1,036 445 Plus: Machine Tufted Rug Expansion 157 - Plus: Eton Tufting Facility Startup 110 - Plus: Robertex rebranding and other market initiatives 165 620 Plus: Atlas Acquisition Related Expenses - 455 Plus: Atlas Facility Consolidation - 73 Adjusted Operating Income 3,145 (876) Operating income as % of net sales 2.2% -2.9% Adjusted operating income as a % of net sales 4.2% -1.0% Management estimate of impact of severe weather - 1,100 Three Months Ended Non-GAAP Summary

Use of Non-GAAP Financial Information:

Adjusted Operating Income (Loss) - Note 2

($ in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Net Sales	75,440	83,616	90,211	95,799	85,313
Operating income (loss)	1,677	3,271	1,829	1,813	(2,469)
Plus: Facility consolidation and severance expenses	-	-	-	-	73
Plus: Impairment of assets	-	-	-	195	-
Plus: Impairment of goodwill	-	-	-	-	-
Plus: Acquisition related expenses & purchase accounting	-	-	535	182	455
Plus: Mfg expansion & Business integration	1,468	1,442	2,187	1,519	1,065
Non-GAAP Adj. Operating Income (Loss) (Note 2)	$ 3,145	$ 4,713	$ 4,551	$ 3,709	$ (876)
Non-GAAP Adj. Operating Income as % of Net Sales	4.2%	5.6%	5.0%	3.9%	-1.0%
Management estimate of impact of severe weather	-	-	-	-	1,100

Adjusted Earnings before Interest and Taxes (EBIT) - Note 3

($ in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Net income (loss) as reported	636	1,645	1,412	1,597	3,268
Less: Income (loss) from discontinued, net tax	(15)	(32)	(20)	(1)	(40)
Plus: Taxes	23	620	(501)	(785)	1,945
Plus: Interest	995	869	896	996	1,012
Non-GAAP Adjusted EBIT (Note 3)	$ 1,669	$ 3,166	$ 1,828	$ 1,809	$ 6,265
Non-GAAP Adjusted EBIT as % of Net Sales	2.2%	3.8%	2.0%	1.9%	7.3%

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) - Note 4

($ in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Non-GAAP Adjusted EBIT (from above)	1,669	3,166	1,828	1,809	6,265
Plus: Depreciation and amortization	2,515	2,559	2,747	2,441	2,988
EBITDA	4,184	5,725	4,575	4,250	9,253
Plus: Facility consolidation and severance expenses	-	-	-	-	73
Plus: Impairment of assets	-	-	-	195	-
Plus: Impairment of goodwill	-	-	-	-	-
Plus: Acquisition related expenses & purchase accounting	-	-	535	182	455
Plus: Mfg expansion & Business integration	1,468	1,442	2,187	1,519	1,065
Less: Gain on purchase of business	-	-	-	-	(8,744)
Non-GAAP Adjusted EBITDA (Note 4)	$ 5,652	$ 7,167	$ 7,297	$ 6,146	$ 2,102
Non-GAAP Adjusted EBITDA as % of Net Sales	7.5%	8.6%	8.1%	6.4%	2.5%
Management estimate of impact of severe weather	-	-	-	-	1,100

35

Free Cash Flow (FCF) - Note 5					
($ in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Non-GAAP Adjusted EBIT (from above)	1,669	3,166	1,828	1,809	6,265
Times: 1 - Tax Rate = EBIAT	1,035	1,963	1,133	1,122	3,884
Plus: Depreciation and Amortization	2,515	2,559	2,747	2,441	2,988
Plus: Non Cash Impairment of Assets and Goodwill	-	-	-	195	-
Minus: Net change in Working Capital	2,923	8,851	7,805	(858)	12,317
Non-GAAP Cash from Operations	627	(4,329)	(3,925)	4,615	(5,445)
Minus: Capital Expenditures net of Asset Sales	2,580	3,441	4,450	2,786	2,812
Minus: Business / Capital acquisitions	-	-	1,863	-	6,929
Non-GAAP Free Cash Flow (Note 5)	(1,953)	(7,770)	(10,238)	1,829	(15,186)
Current Assets	122,065	132,985	151,164	149,789	175,444
Current Liabilities	42,184	44,253	54,628	54,110	67,448
Net Working Capital	79,881	88,732	96,537	95,679	107,996
Change in Net Working Capital	2,923	8,851	7,805	(858)	12,317

Adjusted Income from Continuing Operations - Note 6					
($ in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Net Income	636	1,645	1,412	1,597	3,268
Loss from Discontinued Operations	(15)	(32)	(20)	(1)	(40)
Income from Continuing Operations	651	1,677	1,432	1,598	3,308
Plus: Facility consolidation and severance expenses	-	-	-	-	73
Plus: Impairment of assets	-	-	-	195	-
Plus: Impairment of goodwill	-	-	-	-	-
Plus: Acquisition related expenses & purchase accounting	-	-	535	182	455
Plus: Mfg expansion & Business integration	1,468	1,442	2,187	1,519	1,065
Less: Gain on purchase of business	-	-	-	-	(8,744)
Plus: Tax effect of above	(558)	(548)	(1,034)	(720)	2,717
Plus: Prior years tax credits and valuation allowance	(157)	-	(733)	(957)	-
Adjusted (Loss) / Income from Continuing Operations	1,405	2,571	2,387	1,816	(1,126)
Loss from Discontinued Operations	(15)	(32)	(20)	(1)	(40)
Non -GAAP Adjusted Net Income	1,390	2,539	2,366	1,815	(1,166)
Non-GAAP Adjusted Net Income as % of Net Sales	1.8%	3.0%	2.6%	1.9%	-1.4%
Management estimate of impact of severe weather	-	-	-	-	1,100

36

Use of Non-GAAP Financial Information:

Adjusted Operating Income (Loss) - Note 2

Note a: Restated

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013	2014 YTD
Net Sales	320,795	282,710	203,480	231,322	270,110	266,373	345,066	85,313
Operating income (loss)	16,707	(28,460)	(45,389)	(2,570)	5,668	1,815	8,591	(2,469)
Plus: Facility consolidation and severance expenses	-	2,317	4,091	1,556	(563)	-	-	73
Plus: Impairment of assets	-	4,478	1,459	-	-	-	195	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-	-	-	-
Plus: Acquisition related expenses & purchase accountin	-	-	-	-	-	318	717	455
Plus: Mfg expansion & Business integration in COGS	-	-	-	-	-	1,383	6,616	1,065
Non-GAAP Adj. Operating Income (Loss) (Note 2)	$ 16,707	$ 1,456	$ (8,433)	$ (1,014)	$ 5,105	$ 3,516	$ 16,119	$ (876)
Non-GAAP Adj. Operating Income as % of Net Sales	5.2%	0.5%	-4.1%	-0.4%	1.9%	1.3%	4.7%	-1.0%
Management estimate of impact of severe weather	-	-	-	-	-	-	-	1,100

Adjusted Earnings before Interest and Taxes (EBIT) - Note 3

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013	2014 YTD
Net income (loss) as reported	6,247	(31,481)	(42,241)	(4,654)	986	(927)	5,291	3,268
Less: Income (loss) from discontinued, net tax	(521)	(313)	(382)	(280)	(286)	(274)	(68)	(40)
Plus: Taxes	3,686	(2,931)	(8,870)	(2,604)	683	(401)	(643)	1,945
Plus: Interest	6,347	5,965	5,521	4,124	3,471	3,146	3,756	1,012
Non-GAAP Adjusted EBIT (Note 3)	$ 16,801	$ (28,134)	$ (45,208)	$ (2,854)	$ 5,426	$ 2,092	$ 8,472	$ 6,265
Non-GAAP Adjusted EBIT as % of Net Sales	5.2%	-10.0%	-22.2%	-1.2%	2.0%	0.8%	2.5%	7.3%

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) - Note 4

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013	2014 YTD
Non-GAAP Adjusted EBIT (from above)	16,801	(28,134)	(45,208)	(2,854)	5,426	2,092	8,472	6,265
Plus: Depreciation and amortization	12,941	13,752	13,504	11,575	9,650	9,396	10,262	2,988
EBITDA	29,742	(14,382)	(31,704)	8,721	15,076	11,488	18,734	9,253
Plus: Facility consolidation and severance expenses	-	2,317	4,091	1,556	(563)	-	-	73
Plus: Impairment of assets	-	4,478	1,459	-	-	-	195	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-	-	-	-
Plus: Acquisition related expenses & purchase accountin	-	-	-	-	-	318	717	455
Plus: Mfg expansion & Business integration in COGS	-	-	-	-	-	1,383	6,616	1,065
Less: Gain on purchase of business	-	-	-	-	-	-	-	(8,744)
Non-GAAP Adjusted EBITDA (Note 4)	$ 29,742	$ 15,534	$ 5,252	$ 10,277	$ 14,513	$ 13,189	$ 26,262	$ 2,102
Non-GAAP Adjusted EBITDA as % of Net Sales	9.3%	5.5%	2.6%	4.4%	5.4%	5.0%	7.6%	2.5%
Management estimate of impact of severe weather	-	-	-	-	-	-	-	1,100

37

Free Cash Flow (FCF) - Note 5								
($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013	2014 YTD
Non-GAAP Adjusted EBIT (from above)	16,801	(28,134)	(45,208)	(2,854)	5,426	2,092	8,472	6,265
Times: 1 - Tax Rate = EBIAT	10,417	(17,443)	(28,029)	(1,769)	3,364	1,297	5,253	3,884
Plus: Depreciation and Amortization	12,941	13,752	13,504	11,575	9,650	9,396	10,262	2,988
Plus: Non Cash Impairment of Assets and Goodwill	-	27,599	32,865	-	-	-	195	-
Minus: Net change in Working Capital	2,211	2,147	(24,868)	3,880	9,921	10,541	18,721	12,317
Non-GAAP Cash from Operations	21,147	21,761	43,208	5,926	3,093	152	(3,011)	(5,445)
Minus: Capital Expenditures net of Asset Sales	16,638	8,871	511	1,761	6,735	4,052	13,257	2,812
Minus: Business / Capital acquisitions						6,961	1,863	6,929
Non-GAAP Free Cash Flow (Note 5)	4,509	12,890	42,697	4,165	(3,642)	(10,861)	(18,131)	(15,186)
Current Assets	119,804	117,011	88,933	96,853	100,999	115,055	149,789	175,444
Current Liabilities	44,467	39,527	36,317	40,357	34,582	38,097	54,110	67,448
Net Working Capital	75,337	77,484	52,616	56,496	66,417	76,958	95,679	107,996
Change in Net Working Capital	2,211	2,147	(24,868)	3,880	9,921	10,541	18,721	12,317

Adjusted Income from Continuing Operations - Note 6								
($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013	2014 YTD
Net Income	6,255	(31,481)	(42,241)	(4,654)	986	(927)	5,291	3,268
Loss from Discontinued Operations	(512)	(313)	(382)	(280)	(286)	(274)	(68)	(40)
Income from Continuing Operations	6,767	(31,168)	(41,859)	(4,374)	1,272	(653)	5,359	3,308
Plus: Facility consolidation and severance expenses	-	2,317	4,091	1,556	(563)	-	-	73
Plus: Impairment of assets	-	4,478	1,459	-	-	-	195	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-	-	-	-
Plus: Acquisition related expenses & purchase accountin	-	-	-	-	-	318	717	455
Plus: Mfg expansion & Business integration in COGS	-	-	-	-	-	1,383	6,616	1,065
Less: Gain on purchase of business	-	-	-	-	-	-	-	(8,744)
Plus: Tax effect of Mfg & Business integration above	-	(11,368)	(14,043)	(591)	214	(646)	(2,860)	2,717
Plus: Prior years tax credits and valuation allowance	-	-	622	-	-	-	(1,847)	-
Adjusted (Loss) / Income from Continuing Operations	6,767	(12,620)	(18,324)	(3,409)	923	402	8,179	(1,126)
Loss from Discontinued Operations	(512)	(313)	(382)	(280)	(286)	(274)	(68)	(40)
Non -GAAP Adjusted Net Income	6,255	(12,933)	(18,706)	(3,689)	637	128	8,111	(1,166)
Non-GAAP Adjusted Net Income as % of Net Sales	1.9%	-4.6%	-9.2%	-1.6%	0.2%	0.0%	2.4%	-1.4%
Management estimate of impact of severe weather	-	-	-	-	-	-	-	1,100

38